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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 1, 2000

                                GEOGRAPHICS, INC.
             (Exact name of registrant as specified in its charter)

      WISCONSIN                    0-26756                          87-0305614
(State of incorporation)   (Commission File Number)      (IRS Employer Identification No.)

            1555 ODELL ROAD, P. O. BOX 1750, BLAINE, WASHINGTON 98231
                    (Address of principal executive offices)

                                 (360) 332-6711
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)




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ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 1, 2000, Geographics, Inc. (the "Company") dismissed Moss Adams LLP ("Moss Adams") as its independent auditor and engaged KPMG LLP ("KPMG") as its independent auditor. The change in the Company's independent auditor was approved by its Board of Directors.

         Moss Adams' report on the Company's financial statements for the prior two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that Moss Adams qualified its opinion as of and for the years ended March 31, 1999 and March 31, 1998, by including a going concern modification. Moss Adams qualified its opinion because the Company had incurred substantial net operating losses in 1999 and 1998 and because the Company was then out of compliance with its borrowing agreements, which raised a substantial doubt about its ability to continue as a going concern.

         In connection with the audits of the financial statements of the Company for the years ended March 31, 1999 and March 31, 1998, the Company had no disagreements with Moss Adams on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused them to make reference to such disagreements in their report on the Company's financial statements for such years. Subsequent to the issuance of the audit report by Moss Adams for the fiscal year ended March 31, 1999, the Company and Moss Adams had discussions on the following items:

         - Appropriate accruals related to goods and services tax on a Canadian subsidiary for the fiscal years ended March 31, 1998 and March 31, 1999;

         - Appropriate reserves for customer program costs for the year ended March 31, 1999;

         - Appropriate reserves for customer credits for the years ended March 31, 1998 and March 31, 1999;

         - Appropriate reserves for customer returns for the years ended March 31, 1998 and March 31, 1999; and

         - Appropriate reserve for payment of escrowed funds from the sale of its sign business for the year ended March 31, 1999.

         The Company's Board of Directors discussed the matters set forth above. At the time of dismissal of Moss Adams, the Company and Moss Adams had discussed the above items to their mutual satisfaction, and determined that, based upon the available facts, no restatement of prior financial statements is required. The Company has authorized Moss Adams to respond fully to the inquiries of KPMG concerning the items discussed above.


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         The Company had informal discussions with KPMG on the above accounting matters. KPMG has not made any determination of its position related to the above mentioned items.

         The Company has requested that Moss Adams furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter shall be filed as an amendment to this Form 8-K within two business days of its receipt by Company.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GEOGRAPHICS, INC.


March 7, 2000                            By:  /s/ James L. Dorman
                                            ----------------------
                                         James L. Dorman
                                         President and Chief Executive Officer